Exhibit 99.3

Frequently Used Terms

Listed below are definitions of several of ExxonMobil’s key business and financial performance measures and other terms. These definitions are provided to facilitate understanding of the terms and their calculation. In the case of financial measures that we believe constitute “non-GAAP financial measures” under Securities and Exchange Commission Regulation G, we provide a reconciliation to the most comparable Generally Accepted Accounting Principles (GAAP) measure and other information required by that rule.

EARNINGS EXCLUDING MERGER EXPENSES, DISCONTINUED OPERATIONS,

ACCOUNTING CHANGE, AND OTHER SPECIAL ITEMS

In addition to reporting U.S. GAAP defined net income, ExxonMobil also presents a measure of earnings that excludes merger effects, earnings from discontinued operations, a required accounting change, and other quantified special items. Earnings excluding the aforementioned items is a non-GAAP financial measure, and is included to facilitate comparisons of base business performance across periods. We also refer to earnings excluding merger expenses, discontinued operations, accounting change and other special items as normalized earnings. Earnings per share amounts use the same average common shares outstanding as used for the calculation of net income per common share and net income per common share – assuming dilution.

Information for “Downstream 2004 Summary” chart is shown below.

Total Downstream - 2004	Earnings After Income Taxes	Average Capital Employed	Return on Average Capital Employed
	(millions of dollars)		(percent)
Reported	5,706	27,173	21.0%
Allapattah litigation reserve	(550)
Excluding Allapattah litigation reserve	6,256	27,173	23.0%

OPERATING COSTS

Operating costs are the combined total of production, manufacturing, selling, general, administrative, exploration, depreciation, and depletion expenses from the Consolidated Statement of Income and ExxonMobil’s share of similar costs for equity companies. Operating costs are the costs during the period to produce, manufacture, and otherwise prepare the Company’s products for sale – including energy costs, staffing, maintenance, and other costs to explore for and produce oil and gas and operate refining and chemical plants. Distribution and marketing expenses are also included. Operating costs exclude the cost of raw materials, taxes, interest expense and separately reported merger-related expenses. These expenses are on a before-tax basis. While ExxonMobil’s management is responsible for all revenue and expense elements of net income, operating costs, as defined below, represent the expenses most directly under management’s control. Information regarding these costs is therefore useful for investors and ExxonMobil management in evaluating management’s performance. In 2004, cost increases associated with higher energy prices, adverse foreign exchange impacts, and new operations were partly offset by efficiency initiatives captured in all business lines.

Reconciliation of operating costs

	2004	2003	2002
	(millions of dollars)
From ExxonMobil’s Consolidated Statement of Income
Total costs and other deductions	256,794	214,772	186,996
Less:
Crude oil and product purchases	139,224	107,658	90,950
Merger-related expenses	—	—	410
Interest expense	638	207	398
Excise taxes	27,263	23,855	22,040
Other taxes and duties	40,954	37,645	33,572
Income applicable to minority and preferred interests	776	694	209

Subtotal	47,939	44,713	39,417
ExxonMobil’s share of equity-company expenses	4,209	3,937	3,800

Total operating costs excluding merger expenses	52,148	48,650	43,217

Components of operating costs
	2004	2003	2002
	(millions of dollars)
From ExxonMobil’s Consolidated Statement of Income
Production and manufacturing expenses	23,225	21,260	17,831
Selling, general, and administrative expenses	13,849	13,396	12,356
Depreciation and depletion	9,767	9,047	8,310
Exploration expenses, including dry holes	1,098	1,010	920

Subtotal	47,939	44,713	39,417
ExxonMobil’s share of equity-company expenses	4,209	3,937	3,800

Total operating costs excluding merger expenses	52,148	48,650	43,217

CAPITAL EMPLOYED

Capital employed is a measure of net investment. When viewed from the perspective of how the capital is used by the businesses, it includes ExxonMobil’s net share of property, plant, and equipment and other assets less liabilities, excluding both short-term and long-term debt. When viewed from the perspective of the sources of capital employed in total for the Corporation, it includes ExxonMobil’s share of total debt and shareholders’ equity. Both of these views include ExxonMobil’s share of amounts applicable to equity companies, which the Corporation believes should be included to provide a more comprehensive measure of capital employed.

	2004	2003	2002
	(millions of dollars)
Business uses: asset and liability perspective
Total assets	195,256	174,278	152,644
Less liabilities and minority share of assets and liabilities
Total current liabilities excluding notes and loans payable	(39,701)	(33,597)	(29,082)
Total long-term liabilities excluding long-term debt and equity of minority and preferred shareholders in affiliated companies	(41,554)	(37,839)	(35,449)
Minority share of assets and liabilities	(5,285)	(4,945)	(4,210)
Add ExxonMobil share of debt-financed equity-company net assets	3,914	4,151	4,795

Total capital employed	112,630	102,048	88,698

Total corporate sources: debt and equity perspective
Notes and loans payable	3,280	4,789	4,093
Long-term debt	5,013	4,756	6,655
Shareholders’ equity	101,756	89,915	74,597
Less minority share of total debt	(1,333)	(1,563)	(1,442)
Add ExxonMobil share of equity-company debt	3,914	4,151	4,795

Total capital employed	112,630	102,048	88,698

RETURN ON AVERAGE CAPITAL EMPLOYED (ROCE)

Return on average capital employed is a performance measure ratio. From the perspective of the business segments, ROCE is annual business segment earnings divided by average business segment capital employed (average of beginning and end-of-year amounts). These segment earnings include ExxonMobil’s share of segment earnings of equity companies, consistent with our capital employed definition, and exclude the cost of financing. The Corporation’s total ROCE is net income excluding the after-tax cost of financing, divided by total corporate average capital employed. The Corporation has consistently applied its ROCE definition for many years, and views it as the best measure of historical capital productivity in our capital-intensive, long-term industry, both to evaluate management’s performance and to demonstrate to shareholders that capital has been used wisely over the long term. Additional measures, which tend to be more cash-flow based, are used for future investment decisions.

Return on Average Capital Employed

	2004	2003	2002
	(millions of dollars)
Net income	25,330	21,510	11,460
Financing costs (after tax)
Third-party debt	(137)	(69)	(81)
ExxonMobil share of equity companies	(185)	(172)	(227)
All other financing costs – net(1)	54	1,775	(127)

Total financing costs	(268)	1,534	(435)

Earnings excluding financing costs	25,598	19,976	11,895

Average capital employed	107,339	95,373	88,342
Return on average capital employed – corporate total	23.8%	20.9%	13.5%

(1)	“All other financing costs – net” in 2003 includes interest income (after tax) associated with the settlement of a U.S. tax dispute.

TOTAL SHAREHOLDER RETURN

Shareholder return measures the change in value of an investment in stock over a specified period of time, assuming dividend reinvestment. We calculate shareholder return over a particular measurement period by: dividing (1) the sum of (a) the cumulative value of dividends received during the measurement period, assuming reinvestment, plus (b) the difference between the stock price at the end and at the beginning of the measurement period; by (2) the stock price at the beginning of the measurement period. For this purpose, we assume dividends are reinvested in stock at market prices at approximately the same time actual dividends are paid. Shareholder return is usually quoted on an annualized basis.

CAPITAL AND EXPLORATION EXPENDITURES (Capex)

Capital and exploration expenditures are the combined total of additions at cost to property, plant, and equipment and exploration expenses on a before-tax basis from the Consolidated Statement of Income. ExxonMobil’s Capex includes its share of similar costs for equity companies. Capex excludes depreciation on the cost of exploration support equipment and facilities recorded to property, plant, and equipment when acquired. While ExxonMobil’s management is responsible for all investments and elements of net income, particular focus is placed on managing the controllable aspects of this group of expenditures.

FINDING COSTS

Finding costs per oil-equivalent barrel is a performance measure that is calculated using the Exploration portion of Upstream capital and exploration expenditures divided by new field resource additions (in oil-equivalent barrels). ExxonMobil refers to new discoveries and acquisitions of discovered, but undeveloped, resources as new field resource additions. It includes quantities of oil and gas that are not yet classified as proved reserves, but which ExxonMobil believes will likely be moved into the proved reserves category and produced in the future.

	2004	2003	2002
Exploration portion of Upstream capital & exploration expenditures (millions of dollars)	1,283	1,215	1,310
New field resource additions (millions of oil-equivalent barrels)	2,940	2,110	2,150
Finding cost per oil-equivalent barrel (dollars)	0.44	0.58	0.61

LIQUIDS AND NATURAL GAS RESERVES

In this report, we use the term “reserves” to mean quantities of oil and gas that ExxonMobil has determined to be reasonably certain of recovery under existing economic and operating conditions on the basis of our long-standing, rigorous management review process. We only book reserves when we have made significant funding commitments for the related projects. In this report, we aggregate reserves of consolidated and equity companies, excluding royalties and quantities due others, since ExxonMobil does not view these reserves differently from a management perspective. To reflect management’s view of ExxonMobil’s total liquids reserves, oil and gas reserves in this report also include tar sands reserves from Canadian Syncrude operations, which are reported separately as mining reserves in our SEC filings. Tar sands reserves included in this report totaled 757 million barrels at year-end 2004, 781 million barrels at year-end 2003, 800 million barrels at year-end 2002, 821 million barrels at year-end 2001, and 610 million barrels at year-end 2000. We determine reserves based on our long-term view of future price levels consistent with our investment decisions. Based on Securities and Exchange Commission guidance, ExxonMobil is also stating, for the first time, our 2004 results to reflect the impacts to the proved reserve base utilizing December 31 liquids and natural gas prices (“year-end price/cost revisions”). On this basis, 2004 year-end reserves, including year-end price/cost revisions, totaled 21.7 billion oil-equivalent barrels. Excluding year-end price/cost revisions, 2004 reserves totaled 22.2 billion oil-equivalent barrels.

RESOURCES, RESOURCE BASE, AND RECOVERABLE RESOURCES

Resources, resource base, recoverable oil, recoverable hydrocarbons, recoverable resources, and similar terms used in this report include quantities of oil and gas that are not yet classified as proved reserves, but which ExxonMobil believes will likely be moved into the proved reserves category and produced in the future.

RESERVES REPLACEMENT RATIO

Reserves replacement ratio is a performance measure that is calculated using proved oil-equivalent reserves additions divided by oil-equivalent production. Both proved reserves additions and production include amounts applicable to equity companies. The ratio usually reported by ExxonMobil excludes sales and year-end price/cost revisions, and includes Canadian tar sands operations in both additions and production volumes. See the definition of “liquids and natural gas reserves” above.

RESERVES REPLACEMENT COSTS

Reserves replacement costs per oil-equivalent barrel is a performance measure ratio. Reserves replacement costs per barrel are costs incurred in property acquisition and exploration, plus costs incurred in development activities divided by proved oil-equivalent reserves additions, excluding sales. Both the costs incurred and the proved reserves additions include amounts applicable to equity companies as well as Canadian tar sands operations and exclude year-end price/cost revisions. See the definition of “liquids and natural gas reserves” above.

	2004	2003	2002
	(millions of dollars)
Costs incurred
Property acquisition costs	134	45	187
Exploration costs	1,255	1,181	1,163
Development costs	9,122	9,856	8,101

Total costs incurred	10,511	11,082	9,451

	(millions of barrels)
Oil-equivalent reserves additions
Performance-related revisions	140	619	597
Improved recovery	28	116	95
Extensions/discoveries	1,809	961	1,210
Purchases	11	2	—

Total oil-equivalent reserves additions	1,988	1,698	1,902
Reserves replacement costs	5.29	6.53	4.97

USES OF CASH

“Uses of cash” means the net sum of additions to property, plant and equipment; additional investments and advances net of collection; changes in minority interests; the net cost of common stock acquired to offset the dilutive impact of shares issued in conjunction with company benefit plans; effects of exchange rate changes on cash; and cash dividends to ExxonMobil shareholders and to minority interests from the Consolidated Statement of Cash Flows. It does not include increases in restricted cash and cash equivalents, which relates to the appeal of pending litigation.

CASH FLOW FROM OPERATIONS AND ASSET SALES

Cash flow from operations and asset sales is the sum of the net cash provided by operating activities and proceeds from sales of subsidiaries, investments, and property, plant, and equipment from the Summary Statement of Cash Flows. This cash flow is the total sources of cash from both operating the Corporation’s assets and from the divesting of assets. The Corporation employs a long-standing and regular disciplined review process to ensure that all assets are contributing to the Corporation’s strategic and financial objectives. Assets are divested when they are no longer meeting these objectives, or are worth considerably more to others. Because of the regular nature of this activity, we believe it is useful for investors to consider sales proceeds together with cash provided by operating activities when evaluating cash available for investment in the business and financing activities, including shareholder distributions.

	2004	2003	2002
	(millions of dollars)
Net cash provided by operating activities	40,551	28,498	21,268
Sales of subsidiaries, investments and property, plant, and equipment	2,754	2,290	2,793

Cash flow from operations and asset sales	43,305	30,788	24,061

Exxon Mobil Corporation

FINANCIAL HIGHLIGHTS

(millions of dollars)	2004	2003	2002	2001	2000
Sales and other operating revenue	291,252	237,054	200,949	208,715	227,596
Net income	25,330	21,510	11,460	15,320	17,720
Cash flow from operations and asset sales (1)	43,305	30,788	24,061	23,967	28,707
Capital and exploration expenditures (1)	14,885	15,525	13,955	12,311	11,168
Cash dividends to ExxonMobil shareholders	6,896	6,515	6,217	6,254	6,123
Common stock purchases (gross)	9,951	5,881	4,798	5,721	2,352
Research and development costs	649	618	631	603	564
Cash and cash equivalents at year end (2)	18,531	10,626	7,229	6,547	7,080
Total assets at year end	195,256	174,278	152,644	143,174	149,000
Total debt at year end	8,293	9,545	10,748	10,802	13,441
Shareholders’ equity at year end	101,756	89,915	74,597	73,161	70,757
Average capital employed (1)	107,339	95,373	88,342	88,000	87,463
Market valuation at year end	328,128	269,294	234,101	267,577	301,239
Regular employees at year end (thousands)	85.9	88.3	92.5	97.9	99.6

FINANCIAL RATIOS
	2004	2003	2002	2001	2000
Net income per common share (dollars)	3.91	3.24	1.69	2.23	2.55
Net income per common share - assuming dilution (dollars)	3.89	3.23	1.68	2.21	2.52
Return on average capital employed (1) (percent)	23.8	20.9	13.5	17.8	20.6
Net income to average shareholders’ equity (percent)	26.4	26.2	15.5	21.3	26.4
Debt to capital (3) (percent)	7.3	9.3	12.2	12.4	15.4
Net debt to capital (4) (percent)	(10.7)	(1.2)	4.4	5.3	7.9
Current assets to current liabilities	1.40	1.20	1.15	1.18	1.06
Fixed charge coverage ratio (times)	36.1	30.8	13.8	17.7	15.6

(1)	See Frequently Used Terms on pages 1 through 4.
(2)	Excluding restricted cash of $4,604 million.
(3)	Debt includes short and long-term debt. Capital includes short and long-term debt, shareholders’ equity, and minority interests.
(4)	Debt net of cash, excluding restricted cash. The ratio of net debt to capital including restricted cash is (16.3) percent for 2004.

Exxon Mobil Corporation

Financial Summary

FUNCTIONAL EARNINGS

(millions of dollars)	2004 Quarters
Net Income (U.S. GAAP)	First	Second	Third	Fourth	2004	2003	2002	2001	2000
Upstream
United States	1,154	1,237	1,173	1,384	4,948	3,905	2,524	3,933	4,542
Non-U.S.	2,859	2,609	2,756	3,503	11,727	10,597	7,074	6,803	8,143

Total	4,013	3,846	3,929	4,887	16,675	14,502	9,598	10,736	12,685
Downstream
United States	392	907	11	876	2,186	1,348	693	1,924	1,561
Non-U.S.	612	600	840	1,468	3,520	2,168	607	2,303	1,857

Total	1,004	1,507	851	2,344	5,706	3,516	1,300	4,227	3,418
Chemical
United States	118	148	329	425	1,020	381	384	298	644
Non-U.S.	446	459	680	823	2,408	1,051	446	409	517

Total	564	607	1,009	1,248	3,428	1,432	830	707	1,161
Corporate and financing	(141)	(170)	(109)	(59)	(479)	1,510	(442)	(142)	(538)
Merger expenses	0	0	0	0	0	0	(275)	(525)	(920)
Discontinued Operations	0	0	0	0	0	0	449	102	184
Extraordinary Gain	0	0	0	0	0	0	0	215	1,730
Accounting Change	0	0	0	0	0	550	0	0	0

Net income (U.S. GAAP)	5,440	5,790	5,680	8,420	25,330	21,510	11,460	15,320	17,720

Net income per common share (dollars)	0.83	0.89	0.88	1.31	3.91	3.24	1.69	2.23	2.55
Net income per common share - assuming dilution (dollars)	0.83	0.88	0.88	1.30	3.89	3.23	1.38	2.21	2.52

Merger Effects, Discontinued Operations, Accounting Change, and Other Special Items
Upstream
United States	0	0	0	0	0	0	0	0	0
Non-U.S.	0	0	0	0	0	1,700	(215)	0	0

Total	0	0	0	0	0	1,700	(215)	0	0
Downstream
United States	0	0	(550)	0	(550)	0	0	0	0
Non-U.S.	0	0	0	0	0	0	0	0	0

Total	0	0	(550)	0	(550)	0	0	0	0
Chemical
United States	0	0	0	0	0	0	0	0	0
Non-U.S.	0	0	0	0	0	0	0	0	0

Total	0	0	0	0	0	0	0	0	0
Corporate and financing	0	0	0	0	0	2,230	0	0	0
Merger expenses	0	0	0	0	0	0	(275)	(525)	(920)
Discontinued Operations	0	0	0	0	0	0	449	102	184
Extraordinary Gain	0	0	0	0	0	0	0	215	1,730
Accounting Change	0	0	0	0	0	550	0	0	0

Corporate total	0	0	(550)	0	(550)	4,480	(41)	(208)	994

Earnings Excluding Merger Effects, Discontinued Operations, Accounting Change, and Other Special Items
Upstream
United States	1,154	1,237	1,173	1,384	4,948	3,905	2,524	3,933	4,542
Non-U.S.	2,859	2,609	2,756	3,503	11,727	8,897	7,289	6,803	8,143

Total	4,013	3,846	3,929	4,887	16,675	12,802	9,813	10,736	12,685
Downstream
United States	392	907	561	876	2,736	1,348	693	1,924	1,561
Non-U.S.	612	600	840	1,468	3,520	2,168	607	2,303	1,857

Total	1,004	1,507	1,401	2,344	6,256	3,516	1,300	4,227	3,418
Chemical
United States	118	148	329	425	1,020	381	384	298	644
Non-U.S.	446	459	680	823	2,408	1,051	446	409	517

Total	564	607	1,009	1,248	3,428	1,432	830	707	1,161
Corporate and financing	(141)	(170)	(109)	(59)	(479)	(720)	(442)	(142)	(538)

Corporate total	5,440	5,790	6,230	8,420	25,880	17,030	11,501	15,528	16,726

Earnings per common share (dollars)	0.83	0.89	0.96	1.31	3.99	2.57	1.70	2.27	2.40
Earnings per common share - assuming dilution (dollars)	0.83	0.88	0.96	1.30	3.97	2.56	1.69	2.25	2.37

Exxon Mobil Corporation

RETURN ON AVERAGE CAPITAL EMPLOYED (1) BY BUSINESS

(percent)	2004	2003	2002	2001	2000
Upstream
United States	37.0	28.9	19.0	30.4	35.3
Non-U.S.	31.5	31.0	23.7	25.1	28.7
Total	32.9	30.4	22.3	26.8	30.8
Downstream
United States	28.6	16.7	8.6	25.0	19.6
Non-U.S.	18.0	11.5	3.4	12.4	9.4
Total	21.0	13.0	5.0	16.1	12.3
Chemical
United States	19.4	7.3	7.3	7.2	11.4
Non-U.S.	25.7	11.8	5.3	5.8	6.3
Total	23.5	10.2	6.1	6.4	8.4
Corporate and financing	—	—	—	—	—
Discontinued operations	—	—	63.2	7.2	12.3
Corporate total	23.8	20.9	13.5	17.8	20.6

(1)	Capital employed consists of shareholders’ equity and debt, including ExxonMobil’s share of amounts applicable to equity companies. See Frequently Used Terms on pages 1 through 4.

AVERAGE CAPITAL EMPLOYED (1) BY BUSINESS

(millions of dollars)	2004	2003	2002	2001	2000
Upstream
United States	13,355	13,508	13,264	12,952	12,864
Non-U.S.	37,287	34,164	29,800	27,077	28,354

Total	50,642	47,672	43,064	40,029	41,218
Downstream
United States	7,632	8,090	8,060	7,711	7,976
Non-U.S.	19,541	18,875	17,985	18,610	19,756

Total	27,173	26,965	26,045	26,321	27,732
Chemical
United States	5,246	5,194	5,235	5,506	5,644
Non-U.S.	9,362	8,905	8,410	8,333	8,170

Total	14,608	14,099	13,645	13,839	13,814
Corporate and financing	14,916	6,637	4,878	6,399	3,198
Discontinued operations	0	0	710	1,412	1,501

Corporate total	107,339	95,373	88,342	88,000	87,463

Average capital employed applicable to equity companies included above	18,049	15,587	14,001	13,902	15,330

(1)	Average capital employed is the average of the beginning and end-of-year business segment capital employed. See Frequently Used Terms on pages 1 through 4.